EXHIBIT 32(b)

Bausch & Lomb Incorporated

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Stephen C. McCluski, Senior Vice President and Chief Financial Officer of Bausch & Lomb Incorporated (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.

the Annual Report on Form 10-K of the Company for the annual period ended December 25, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen C. McCluski Stephen C. McCluski Senior Vice President and Chief Financial Officer
Date: March 8, 2005